UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2017

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania		15203-2329
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 432-3300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2017, American Eagle Outfitters, Inc. (the “Company”) held its annual meeting of stockholders in New York, New York (the “Annual Meeting”). As of March 29, 2017, the Company’s record date, there were a total of 176,954,654 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 159,140,884 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following:

1. To elect one Class I director to serve until the 2020 Annual Meeting of Stockholders;

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018;

3. To approve the Company’s 2017 Stock Award and Incentive Plan;

4. An advisory vote on the compensation of the Company’s named executive officers; and

5. An advisory vote on the frequency of future advisory votes on executive compensation.

Votes regarding the election of the director nominee was as follows:

Name	For	Against	Abstain	Broker Non-Votes
Jay L. Schottenstein	137,531,880	2,580,155	722,931	18,305,918

Based on the votes set forth above, the director nominee was duly elected. The following persons continue to serve as Class II directors: Janice E. Page, David M. Sable and Noel J. Spiegel. The following persons continue to serve as Class III directors: Thomas R. Ketteler and Cary D. McMillan.

Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018 were as follows:

For	Against	Abstain	Broker Non-Votes
157,385,756	1,656,607	98,521	0

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018 was duly ratified.

Votes regarding the approval of the Company’s 2017 Stock Award and Incentive Plan:

For	Against	Abstain	Broker Non-Votes
136,644,095	3,819,409	371,462	18,305,918

Based on the votes set forth above, the Company’s 2017 Stock Award and Incentive Plan was approved.

Votes regarding the advisory vote on the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
138,179,852	2,337,696	317,418	18,305,918

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.

Votes regarding the advisory vote on the frequency of future advisory votes on executive compensation were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
124,004,091	445,557	16,131,908	253,410	18,305,918

Based on the votes set forth above, the stockholders recommend holding an advisory vote on the compensation of the Company’s named executive officers every year.

In accordance with the stockholders’ recommendation, the Company has determined that an advisory vote on the compensation of the Company’s named executive officers will be conducted every year, until the next stockholder advisor vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC. (Registrant)

Date: May 26, 2017	By:	/s/ Stacy B. Siegal
Stacy B. Siegal Senior Vice President, General Counsel